UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2023
___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy, Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2023, Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), issued a press release announcing its financial and operating results for the quarter ended March 31, 2023.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 8.01	Other Events.

On April 26, 2023, the Company completed the acquisition of Lew Thompson & Son Trucking, Inc. and related entities (collectively, “Lew Thompson & Son”), a dedicated contract carrier specializing in poultry feed and live haul transportation in Northwest Arkansas and surrounding areas. Under the terms of the agreement, the Company purchased 100% of the outstanding stock of Lew Thompson & Son in exchange for a closing enterprise value of approximately $100 million plus an earnout of up to $30 million depending on the results achieved by the business over the three following calendar years. For 2022, the acquired business generated approximately $64 million in revenue. Following the acquisition, as of April 27, 2023, our pro-forma leverage ratio was approximately 1.2x. Leverage ratio is calculated as average total indebtedness, comprised of total debt and finance leases, net of cash, divided by the trailing twelve months sum of operating income (loss), depreciation and amortization, and gain on disposition of property and equipment, net. A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1.

We are amending and restating in its entirety the risk factor entitled “We may not make acquisitions in the future, or if we do, we may not be successful in our acquisition strategy” from our Annual Report Form 10-K for the year ended December 31, 2022, as set forth below. The risk factor set forth below should be read in conjunction with the risk factors included in our Annual Report on Form 10 K for the year ended December 31, 2022. These risks and uncertainties have the potential to materially affect our business, financial condition, results of operations, cash flows, projected results, and future prospects.

We may not make acquisitions in the future, or if we do, we may not be successful in our acquisition strategy.

Acquisitions have provided a substantial portion of our growth. We may not have the financial capacity or be successful in identifying, negotiating, or consummating any future acquisitions. If we fail to make any future acquisitions, our historical growth rate could be materially and adversely affected. Any acquisitions we undertake could involve the dilutive issuance of equity securities and/or incurring indebtedness, the terms of which may be less favorable to us than anticipated. Any future acquisitions we may consummate involve numerous risks, any of which could have a materially adverse effect on our business, financial condition, and results of operations, including:

● some of the acquired businesses may not achieve anticipated revenue, earnings, or cash flows;
● we may assume liabilities that were not disclosed to us or otherwise exceed our estimates;

● we may be unable to integrate acquired businesses successfully, or at all, and realize anticipated economic, operational and other benefits in a timely manner, which could result in substantial costs and delays or other operational, technical, or financial problems;

● the acquired business may increase our customer concentration;
● transaction costs and acquisition-related integration costs could adversely affect our results of operations in the period in which such charges are recorded;
● we may incur future impairment charges, write-offs, write-downs, or restructuring charges that could adversely impact our results of operations;
● acquisitions could disrupt our ongoing business, distract our management, and divert our resources;
● we may experience difficulties operating in markets in which we have had no or only limited direct experience;

● we may rely on management of the acquired businesses, especially in markets in which we have no or only limited direct experience, and turnover of such management may affect our ability to manage the acquired businesses efficiently and effectively;

● we could lose customers, employees, and drivers of any acquired company; and
● we may incur additional indebtedness.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Covenant Logistics Group, Inc. press release dated April 27, 2023, announcing its financial and operating results for the quarter ended March 31, 2023 and the acquisition of Lew Thompson & Son.
	104	Cover Page Interactive Data File.

The information contained in Items 2.02 and, with respect to the financial and operating results for the quarter ended March 31, 2023 described therein, 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 2.02, 8.01, and 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: April 27, 2023	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer